Exhibit 99.1
Filed by Uranium Energy Corp. pursuant to Rule 425 of the Securities Act of 1933, as amended Subject Company: Concentric Energy Corp.
NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE	May 24, 2011

Uranium Energy Corp Completes Acquisition of Coronel Oviedo Uranium Project in Paraguay

Company Targets Initial 10,000-Meter Drilling Campaign To Commence Q3 This Calendar Year.

Corpus Christi, TX - May 24, 2011 -- Uranium Energy Corp (NYSE-AMEX: UEC, the "Company") is pleased to announce that it has now completed the acquisition of a Paraguayan company which holds a 100% legal and beneficial interest in two unencumbered prospecting permits covering an aggregate of 247,000 acres located in the area of Coronel Oviedo, Paraguay (the "Property"). Please see the Company's news release dated May 12, 2011 which provides the details of the purchase and the history and geology of the Coronel Oviedo Property.

The Company has issued 225,000 restricted common shares in the capital of the Company to complete the purchase. In the event of uranium production from the Property, the Company will pay a small royalty to the prior owner as detailed in the earlier news release.

President and CEO Amir Adnani stated, "We like this new district-scale opportunity in stable and business-friendly Paraguay. The Coronel Oviedo project makes an excellent fit for our technical team. The geology is very similar to the South Texas uranium belt and is anticipated to be ISR-amenable. We plan to drill the project in Q3, and we look forward to reporting further on its potential. Our objective here is to achieve an initial NI 43-101-qualified resource as quickly as possible."

About the Coronel Oviedo Project

The Property covers over 247,000 acres in central Paraguay. Most of the uranium occurrences in this environment are "roll-front" type deposits similar to those currently producing uranium by low-cost in-situ recovery (ISR) methods in Texas, the western United States, Central Asia and Australia.

Currently, the Company is preparing a geological model based on historical data, and is pacing its exploration program at Coronel Oviedo to be able to initiate an approximate 10,000-meter drilling program in the 3rd Quarter of this calendar year.

Historical data is based on extensive uranium exploration on the Property between 1976 and 1983 by Anschutz Corporation and by Crescent Resources between 2006 and 2008. A total of

31 drill holes, out of the 52 holes drilling by both Anschutz and Crescent, show significant uranium values.

The Crescent and Anschutz drilling identified open-ended, tabular-like mineralization similar to that found at the Company's Goliad Project. The known uranium mineralization on the Property intersected by the past drilling is at depths between 450 and 750 feet.

Prior to completing the acquisition, the Company enlisted HydroSolutions, of Denver, Colorado, to conduct a 24-hour aquifer test in the mineralized area identified by the Anschutz-Crescent drilling programs to determine if the aquifer could sustain extraction rates typical of ISR mining of uranium; and it can.

To support operations in Latin America, the Company has appointed Dr. Bernie D. Schmeling and Carlos Figueredo to a special advisory board focusing on Paraguay. Dr. Schmeling, is a professional geophysicist and is currently Chief Operating Officer of Semin S.A. With more than 35 years of experience in exploration and mining, Dr. Schmeling is internationally recognized as one of the few leading experts in uranium ISR exploration. Carlos Figueredo has 25 years of experience in mineral and oil exploration in Paraguay as Chief Geologist and Assistant Mineral Exploration Manager of Semin S.A. He formerly worked for Anschutz Corporation during its initial exploration efforts in Paraguay and played a pivotal role in the earlier development of the Coronel Oviedo project.

The technical information in this news release was prepared in accordance with the Canadian regulatory requirements set out in National Instrument 43-101 and reviewed by Clyde L. Yancey, P.G., Vice President of Exploration for Uranium Energy Corp, a qualified person as defined by NI 43-101.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium production, development and exploration company operating North America's newest emerging uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is ramping up initial production, and the Goliad in-situ recovery project which is in the final stages of mine permitting for production. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Important Additional Information Will Be Filed With the SEC

In connection with the previously announced proposed merger (the "Merger") between the Company and Concentric Energy Corp. ("Concentric"), the Company intends to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a registration statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the securities of the Company to be issued in exchange for securities of Concentric. The Registration Statement will incorporate a proxy statement (the "Proxy Statement") that Concentric plans to file with the SEC and mail to its stockholders in connection with obtaining stockholder approval of the Merger. The Registration Statement and the Proxy Statement will contain important information about the Company, Concentric, the Merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement when they become available, and other documents filed with the SEC by the Company and Concentric, through the web site maintained by the SEC at www.sec.gov. Documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at: Uranium Energy Corp.; attention: Mr. Mark Katsumata, CFO; 500 North Shoreline, Suite 800N, Corpus Christi, Texas, 78401; Tel: (866) 748-1030

Concentric, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Concentric's stockholders in connection with the Merger. Information regarding any special interests of these directors and executive officers in the Merger will be included in the Proxy Statement.